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		       SECURITIES AND EXCHANGE COMMISSION
			    Washington, D. C.   20549


				    FORM 8-K


				 CURRENT REPORT

			Pursuant to Section 13 or 15(d) of
			The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 17, 2000
						     -----------------


Commission File Number 0-5544

			    OHIO CASUALTY CORPORATION
	       (Exact name of registrant as specified in its charter)

	      OHIO                                         31-0783294
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

 136 North Third Street, Hamilton, Ohio                       45025
(Address of principal executive offices)                    (Zip Code)


				(513) 867-3000
			(Registrant's telephone number)


				Not Applicable
	  (Former name or former address, if changed since last report)









			    Exhibit Index - Page 3

			       Page 1 of 3 Pages
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ITEM 5.  Other Events
------   ------------

On February 17, 2000, Ohio Casualty Corporation (the "Corporation") announced that Lauren N. Patch resigned as President and Chief Executive Officer of the Corporation, effective February 17, 2000. He also resigned as President and Chief Executive Officer of all the subsidiary companies of the Corporation effective on the same day.

William L. Woodall was named President and Chief Executive Officer of the Corporation, effectively February 17, 2000. He will also succeed Joseph L. Marcum as Chairman of the Board, effective April 26, 2000.

A copy of the press release issued by Ohio Casualty Corporation on February 17, 2000, concerning this change in its executive leadership is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.      Description
	 ----------       -----------

	     99 Press release dated February 17, 2000, announcing the resignation of Lauren N. Patch and appointment of William L. Woodall as President and Chief Executive Officer.


				SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




					     OHIO CASUALTY CORPORATION
					     -------------------------
						    (Registrant)



February 24, 2000                            /s/ Barry S. Porter
					     -----------------------------
					     Barry S. Porter, CFO/Treasurer
					     (on behalf of Registrant and
					      as Principal Accounting Officer)




			      Page 2 of 3 Pages


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				EXHIBIT INDEX
				-------------


			  Current Report on Form 8-K
			    Dated February 17, 2000


			   OHIO CASUALTY CORPORATION


Exhibit No.    Description
----------     -----------


    99 Press release dated February 17, 2000, announcing the resignation of Lauren N. Patch and appointment of William L. Woodall as President and Chief Executive Officer.









				Page 3 of 3 Pages